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[UNION BANK LOGO]

                                                                 EXHIBIT 10.26

                                SIXTH AMENDMENT
                               TO LOAN AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this "Sixth Amendment") dated as of September 15, 1997, is made and entered into by and between HASKEL INTERNATIONAL, INC., a California corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A.

                                   RECITALS:

A. Borrower and Bank are parties to that certain Loan Agreement dated February 21, 1995 (the "Agreement"), pursuant to which Bank agreed to extend credit to Borrower and amendments thereto dated August 30, 1995, February 13, 1996, April 16, 1996, November 15, 1996 and February 4, 1997.

B. Borrower and Bank desire to amend the Agreement subject to the terms and conditions of this Sixth Amendment.

                                   AGREEMENT:

In consideration of the above recitals and of the mutual covenants and conditions contained herein, Borrower and Bank agree as follows:

1. Defined Terms. Initially capitalized terms used herein which are not otherwise defined shall have the meanings assigned thereto in the Agreement.

2.      Amendments to the Agreement.

        (a) Section 2.2 Guaranty of the Agreement is hereby deleted in its entirety.

3. Effectiveness of the Sixth Amendment: This Sixth Amendment shall become effective as of the date hereof when, and only when, Bank shall have received all of the following, in form and substance satisfactory to Bank:

        (a) The counterpart of this Sixth Amendment, duly executed by Borrower;

        (b)     The   n/a   Note, duly executed by Borrower;

        (c)     The duly executed Continuing Guaranty of   n/a    ;

        (d)     The Security Agreement, duly executed by   n/a    ;

        (e)     The $   n/a   fee in connection with this Sixth Amendment; and,

        (f) Such other documents, instruments or agreements as Bank may reasonably deem necessary.

4. Ratification. Except as specifically amended herein above, this Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5. Representation and Warranties. Borrower represents and warrants as follows:

        (a) Each of the representations and warranties contained in the Agreement, as may be amended hereby, is hereby reaffirmed as of the date hereof, each as if set forth herein;

        (b) The execution, delivery and performance of the Sixth Amendment and any other instruments or documents in connection herewith are within Borrower's power, have been duly authorized, are legal, valid and binding obligations of Borrower,

9/2/96                                  -1-





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and are not in conflict with the terms of any charter, bylaw, or other organization papers of Borrower or with any law, indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected;

        (c) No event has occurred and is continuing or would result from this Sixth Amendment which constitutes or would constitute an Event of Default under the Agreement.

6. Governing Law. This Sixth Amendment and all other instruments or documents in connection herewith shall be governed by and construed according to the laws of the State of California.

7. Counterparts. This Sixth Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

WITNESS the due execution hereof as of the date first above written.

HASKEL INTERNATIONAL, INC.              UNION BANK OF CALIFORNIA, N.A.

By:  /s/ LONNIE SCHNELL                 By:  /s/ CATHY ABE
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Title:  Chief Financial Officer         Title:  VP
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By:                                     By:
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Title:                                  Title:
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